AMËNDMENT OF SOLICITAIION/MOOIFICATION OF CONTRACT 2, AMSNOMENT P0 000 L EM-Oak Ridge EI{CBC U.S. Depârtment of 200 Àdministratíon Oak Ridge TN 37831. Energy Road 7 AOMINISTEREO BY (I olhet lhen ftêñ 0) CODE OREM U.S. Department of Energy oak Ridge Office of P.O. Box Oak Rid OF SOLICIIATION NO. |TEM n) IOA. MODIFICATION OF CONTRACT/ORDER NO I 93035 19CN8000005 DArEO ISEË rrÊ^r 13) 05 /3t/201,s PROJECT NO. (ll apptiÇabþ) 03011 Environmental Management 200L TN 37831 8. NAME Ànericân Cent.rifuge .Attn: Dale Bauer 6901 Rockledge Dn, Bethesda MD 2081? lJVo., Jl€rl, co&/ry, sl.tc c¡td ztP Ccd', operating, tl,c Suite 800 coDE O?9679?S0 See Block 16C 19N8000400 893035 BThe âboYe nuñbered sotc¡tation is amnd€d as sêt lorth ¡n ltem 14. Tho hour ând dâte specil¡€d fo¡ rec€tpt of Ofl6r6 ots extended. 0is not extendéd. Olars must ackno¿dedg€ recelpt ol th'¡s amendû¡gnt p.rot to the hour and date spocilod rn the soticitat¡on or as amended . by one of the loÍowing mcthods: (a) By completing Iterrs 8 and 15, ând r€lurn¡r€ oopiss ot the amorìdrnent; (Þ) By ackñoñ¡edging reoerpt of thE arîondmenton each copy of the ofler submrted , or (c) By EGparalg letter o. eleclronic coûvîuñication wñich ¡ncludss a ret6renæ to the solicitation erìd âÍ€ndrnent numb€rs. FAILURÊ OF YOUR ACKNO.\ TIEOGÊMÊNT TO A€ RECEIVEO AT THE PTACE DES¡GNAIED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DAT€ SPECIFIEO MAY RESULT IN REJËCT¡ON OF YOUR OFF€R. It by vlrtoe ot lh¡s enændment you dgsire to change sn ofer aheady subfn'tt€d , sucù change may b9 mde by leter or eledronic communicelion, prorir€d 12. ACCOUNTING see schedul-e A(firquitd) Net fncrease: $16,200,000.00 r3.THISIlÊMONLYAPÞLIESTOMOOIFICAÎIONOFCONTRACTS'OROÊRS. IÌMODIFIESÌI{ECONIRACI'ORÞËNilO.ASOESCRIBEOINITEMl4. A. T-EIS-C¡ANGE OROER lS ISSJEO PURSUANT TO: (Spec,/y euthot¡ty) TH9CUANGES sgr FoRTH tN |TEM l¿ ARE MADE rN ÌHE CONÎRACT ORDER NO IN ITEM 1OA, B. THE ABOVE NU[,|8EREO C]ONTE^C-I@QER rS !¡ODlFrEÐ TO REF!Eç[t!EÂD_tvINlS-rRATtvECHANGESlsucâ osøâr9es tn pdy¡ng oíicê. eppropr¡olbn clate. etc./ sEf FoRTH tN |TEM 14, puRsuANf To IHE Attf HoRfii oF FAR 43.r@(Ð E. IMPORTANT: Conùætôr 0¡s no Elis required tos(tn this documsil ând relurn cop¡es lo lhe issu¡ng ofñce 14. OESCRIPIION OF ÂMENoMENT/MODIFICATÍON (OrganÞed by ucF secl¡od heddings, ¡ncluding sôr¡citat¡o¡íMtêêt subjsct ñafler ¡yr,e/e leâsrbþ.) DUNS Nurnber: 0'19679'150 The purpose of this modification is to add funding and increase the NTE amount to $12l oo0, 0oo. Delivery Location Code: 030:i.1 ORB¡,f U.S. Department of Dnergy oak Ridge Office of Environmental Managemetìt P.o. Box 2001 oak Ridge TN 37831 USÀ Continued .,. Exæpt as prdided helein, all lêtrns ând cond¡taon6 ot the documeñt rêÍerericed ¡n ltsm I A or lOA, âs hèrgtofore rèmâins onchângèd snd in lull lo/æ aîd effecl (lWot prinl) îôA NAM€ ANOTITLEOF OFFICER (fype ü gint) tv þ*oar* Ka¡en S, Shears I6C, OATE SIGNEO 09 /20 / 20te STANOARO FORM 30 (RÉlr'. 1ri20rô) Prescríbed by GSA FAR (48 CFR) 53.243 Signatu.re on File Pr¿v¡ôüs edition unusble c.rlrþttzdd to s¡g0t Cr¿wl.o"lt

CONTINUATION SHEET NAME OF OFFEROR OR CONTRACTOR American Centrifuge Operating, LLC REFERENCE NO. OF OOCUMENT BEING CONTINUEO I 930351 9CN800000s/P0000 1 ITEM NO, (A) SUPPTIES/SERVICES (B) QUANTITì (c) JNIT D) UNIT PRICE (E) AMOUNT (F) 0000 1 Pal¡ment: Oak Ridge U.S. Department of Energy P.O. Box 2001- Oak Ridge TN 3783i- FOB: Destination Period of Performance: 05/31/20L9 Eo 05/3A/2022 Change ftem 00001 to read as follows (amount shown is the total amount): Demonstrate the capability to produce HALEU with existing US origin enrichment technology, and provide DOE with HALEU for near term use in its research and development for the advancement of civilian nucl-ear energy and security, and other progranmatic missions. Line item value is: $115,000,000.00 Incremental-Iy Funded Amount: 935, 000, 000.00 Accounting Info: 89-031-9 Fund: 05350 Appr Year: 20L3 Allottee: 30 Report Entity: 4'7L999 Object Class z 25233 Program: 212LO04 Project: 0000000 I¡{FO: 0000000 Local Use: 0000000 Funded: 90.00 Accounting Info: Fund: 05350 Appr Year: 2010 Allottee: 30 Report Entity: 4'1L999 Object Class: 25233 Program: 272L004 Project: 0000000 t¡lF'O: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: Fund: 05350 Appr Year: 2014 Al-lottee: 30 Report Entity: 47L999 Object Class:. 25233 Progrâm: 2'721004 Project: 0000000 VJFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: Fund: 05350 Appr Year: 20i.5 Allottee: 30 Report Entity: 471-999 Object Classz 25233 Program: 2'721004 Project: 0000000 vlFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: Fund: 05350 Appr Year: 2016 Allottee: 30 Report Entity: 471999 Object CLass z 25233 Program: 2721004 Project: 0000000 IùFO: 0000000 Local Use: 000 00 00 Funded:90.00 Contínued ... 1 5, o0o, 00o. oo oPTroNAL FORM 336 (4.8ô) Sponsorod by GSA FAR t48 CFRI 53.1 10 NSN 75.lG0l-152-8067

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED 89303519CNE000005/P00001	PAGE 3 OF 3

NAME OF OFFEROR OR CONTRACTOR
American Centrifuge Operating, LLC

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	Accounting Info: Fund: 05350 Appr Year: 2017 Allottee: 30 Report Entity: 471999 Object Class: 25233 Program: 2721004 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 89-0319 Fund: 05350 Appr Year: 2019 Allottee: 30 Report Entity: 471999 Object Class: 25233 Program: 2721004 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $0.00 Accounting Info: 89-0319 Fund: 05350 Appr Year: 2019 Allottee: 30 Report Entity: 471999 Object Class: 25233 Program: 2721004 Project: 0000000 WFO: 0000000 Local Use: 0000000 Funded: $16,200,000.00				

NSN 7540-01-152-8067

OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110